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                                    EXHIBIT 1



                AGREEMENT REGARDING JOINT FILING OF SCHEDULE 13D

         The undersigned agree that the Statement on Schedule 13D to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(f)(1)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.



Dated:  February 14, 2002                   /s/ ANDREW J. FILIPOWSKI
                                    -------------------------------------------
                                             Andrew J. Filipowski

                                    AJF-1999 TRUST U/A/D 5/20/99

                                        By:   /s/ ANDREW J. FILIPOWSKI
                                             ----------------------------------
                                               Trustee

                                    ROBINWOOD MANAGEMENT COMPANY, LLC

                                        By: AJF-1999 TRUST U/A/D 5/20/99



                                        By:  /s/ ANDREW J. FILIPOWSKI
                                             ----------------------------------
                                              Trustee

                                    ROBINWOOD INVESTMENT COMPANY, L.P.

                                        By:   ROBINWOOD MANAGEMENT,
                                              COMPANY LLC, its General Partner

                                              By:   AJF-1999 TRUST U/A/D 5/20/99



                                                  By:  /s/ ANDREW J. FILIPOWSKI
                                                       ------------------------
                                                       Trustee

                                     PLATINUM CONTRUCTION CORP.

                                         By:   /s/ ANDREW J. FILIPOWSKI
                                               --------------------------------
                                               President